UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2014

ANYTHINGIT, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-54540	22-3767312
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

17-09 Zink Place, Unit 1 Fair Lawn, NJ	07410
(Address of principal executive offices)	(Zip Code)

(877) 766-3050
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Convertible Note to Union Capital, LLC

On August 21, 2014 (the “Notes Issuance Date”), AnythingIT, Inc. (“we,” “us,” “our,” or “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Union Capital, LLC (“Union”) (collectively, the “Parties”), whereby Union agreed to invest $100,000.00 into the Company (the “Notes Purchase Price”) in exchange for our issuance of two convertible promissory notes (“Note I” and “Note II”) (collectively, the “Notes”), each in the original principal amount of $50,000.00.  The Notes bear interest at a rate of 8% per annum.  All outstanding principal and accrued interest under the Notes is due and payable on August 21, 2015 (the “Notes Maturity Date”).

The Note I purchase price of $50,000 was paid in cash on August 22, 2014 as follows: (i) $42,500.00 to us, (ii) $5,000.00 to Anubis Capital Partners for consulting fees, and (iii) $2,500.00 to New Venture Attorneys, P.C. for legal fees.  Note I is convertible by Union into shares of our common stock (“Common Stock”) at any time on or after the Notes Issuance Date.  The conversion price for each share is equal to 50% multiplied by the lowest trading price of the Common Stock on the relevant market or exchange for the 15 prior trading days, including the date on the applicable notice of conversion (“Notes Conversion Price”).  In the event that we are subject to a “DTC Chill,” the Note I Conversion Price during the time that the “DTC Chill” is in effect, will be equal to 40% multiplied by the lowest trading price of the Common Stock on the relevant market or exchange for the 15 prior trading days, including the date on the applicable notice of conversion.  We may prepay Note I as follows: (i) within 90 days of the Notes Issuance Date by paying 130% of the outstanding principal plus any accrued but unpaid interest, and (ii) after 90 days, but before 181 days, after the Notes Issuance Date, by paying 145% of the outstanding principal plus any accrued but unpaid interest.  Note I cannot be prepaid after the 180th day.

The Note II purchase price of $50,000 was initially paid to us by Union’s issuance of an offsetting promissory note (“Note III”) on the Notes Issuance Date.  Note II is only convertible into shares of Common Stock at the Notes Conversion Price after full cash payment by Union to us of all principal and interest due under Note III.  We may opt out of the closing of Note II by giving Union written notice at least 15 days before the end of the six month period immediately following the Notes Issuance Date.  Note II may not be prepaid by us.  However, if Note I is prepaid by us within 6 months of the Notes Issuance Date, then all of Union’s obligations and our obligations under Note II and Note III will be deemed satisfied, and Note II and Note III will be cancelled in full.

If we do not repay the Notes by the Notes Maturity Date, then the total outstanding principal at that time will increase by 10%.  All amounts due under the Notes become immediately due and payable at Union’s sole discretion, upon the occurrence of an event of default, including but not limited to: (i) our failure to pay any amount due under the Notes, (ii) if our representations or warranties in the Notes are false or misleading in any material respect, (iii) our failure to perform material obligations under the Notes (subject to 10 day cure period), (iv) our insolvency, (v) our appointment of a trustee or liquidator for a substantial part of our business, (vi) a judgment against the Company in excess of $50,000 (subject to a cure period), (vii) our failure to deliver shares of Common Stock to Union within 3 business days of our receipt of a notice of conversion, or (viii) failure to remain current in our reporting obligations under the Securities Exchange Act of 1934, (ix) or the removal of our common stock from quotation on the OTC Bulletin Board or similar over the counter quotation service.

Section 4 of the Note was amended on September 19, 2014 (the “Notes Amendment”), to provide that the Notes Conversion Price will not go below $0.00001, even if the normal calculation under the Notes Conversion Price equals a lower number.  The Notes also contain additional covenants, representations, and warranties that are customary of convertible promissory notes.

We claim an exemption from the registration requirements of the Securities Act, for the private placement of these securities pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, Union is an accredited investor, Union acquired the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

The foregoing descriptions of the Purchase Agreement, Note I, Note II, and the Notes Amendment are qualified in their entirety by reference to such Purchase Agreement, Note I, and Note II, and Notes Amendment which are filed hereto as Exhibits 10.1, 4.1, 4.2, and 4.3 respectively, and are incorporated herein by reference.

Convertible Note from Union Capital, LLC

On the Notes Issuance Date, Union issued a back end promissory back note to us (“Note III”) in the original principal amount of $50,000.00, which bears simple interest at the rate of 8%, and has been initially secured by our issuance of Note II.  All outstanding principal and accrued interest on Note III is due and payable on the maturity date, which is April 21, 2015 (the “Note III Maturity Date”).  However, if Note II is cancelled by us as described above, or if we do not meet the “current information requirements” required under Rule 144 of the Securities Act, then the Parties’ obligations under Note II and Note III will be cancelled in full.  Union may prepay Note III at any time.  Union may exchange Note III for other collateral with an appraised value of at least $50,000.00 by providing three days prior written notice to us, so long as we do not object within those three days.  All amounts due under Note III become immediately due and payable by Union upon the occurrence of an event of default, including but not limited to (i) Union’s failure to pay the amounts due at maturity or (ii) the initiation of any bankruptcy or insolvency proceedings by or against Union (subject to a cure period).

The foregoing descriptions of the Note III is qualified in its entirety by reference to such Note III, which is filed hereto as Exhibit 4.4, respectively, and is incorporated herein by reference.

Item 2.03.    Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of aRegistrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 3.02.    Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 9.01.     Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description of Exhibit

4.1	Convertible Promissory Note between AnythingIT, Inc. and Union Capital, LLC dated August 21, 2014.
4.2	Back End Convertible Promissory Note between AnythingIT, Inc. and Union Capital, LLC dated August 21, 2014.
4.3	Amendment to Convertible Promissory Note and Back End Convertible Promissory Note between AnythingIT, Inc. and Union Capital, LLC dated September 19, 2014.
4.4	Back End Promissory Note between AnythingIT, Inc. and Union Capital, LLC dated August 21, 2014.
10.1	Securities Purchase Agreement between AnythingIT, Inc. and Union Capital, LLC dated August 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYTHINGIT, INC.

Date: November 3, 2014	By:	/s/ David Bernstein
David Bernstein, Chief Executive Officer